UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

WE SAVE HOMES, INC.
 (Exact name of Registrant as specified in charter)

Nevada	000-52996	26-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

27651 La Paz Road, Suite A, Laguna Niguel, CA 92677 (Address of principal executive offices)(Zip Code) Registrant’s telephone number, including area code: (949) 599-1888
27651 La Paz Road, Suite A, Laguna Niguel, CA 92677 (Address of principal executive offices)(Zip Code) Registrant’s telephone number, including area code: (949) 599-1888

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On October 21, 2009, Andrea Downs ("Ms. Downs") resigned as Director of We Save Homes, Inc. (the “Company”).  Ms. Downs' reasons for resignation remain unclear to the Company at this time.  A copy of Ms. Downs' resignation is attached hereto as Exhibit 17.1.

Item 9.01           Financial Statements and Exhibits.

(c) Exhibits.

17.1           Resignation of Andrea Downs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          WE SAVE HOMES, INC.
(Company)

/s/          Ryan Boyajian
 ________________________________
By: Ryan Boyajian
Its: President and Secretary
Date: October 28, 2009